SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): April 27, 2006 (April 21, 2006)

WINWIN GAMING, INC.

 (Exact name of registrant as specified in its charter)

Delaware	0-21566	84-1219819
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

8687 West Sahara, Suite 201, Las Vegas, Nevada 89117

Address of Principal Executive Offices
Zip Code

(702) 212-4530

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

Amendment to Amended and Restated Note and Security Agreement

WinWin Gaming, Inc. (the “Company”) and Solidus Networks, Inc. (“Solidus”) are parties to an Amended and Restated Secured Promissory Note (the “Note”), dated as of January 17, 2006, and a Security Agreement (the “Security Agreement”), dated as of September 30, 2005. On April 21, 2006, the Company and Solidus amended the Note and the Security Agreement to (a) extend the maturity date of the Note until June 13, 2006, and (b) permit the Company to grant a junior lien to Calico Capital Group (“Calico”) and other investors that are co-investing in the Company with Calico (together with Calico, the “Calico Investors”).

The amendment is filed as an exhibit to this Current Report on Form 8-K.

Secured Convertible Note and Purchase Agreement

On April 21, 2006, the Company entered into a Secured Convertible Note and Warrant Purchase Agreement (the “Purchase Agreement”) with the Calico Investors, pursuant to which, the Calico Investors agreed to purchase, up to an aggregate principal amount of two million dollars ($2,000,000) in Secured Convertible Promissory Notes (collectively, the “Convertible Notes”). As part of the investment, the Calico Investors also received five year warrants (collectively, the “Warrants”) to purchase a number of shares of the Company’s Common Stock equal to the quotient of 75% of the total principal amount of the Convertible Notes issued to the Calico Investors, divided by 0.50, which is the exercise price of the Warrants. The Warrants contain a customary weighted-average anti-dilution provision. To date, in reliance on the Purchase Agreement, the Calico Investors loaned the Company a total of $750,000 (the “Calico Loan”). The Company is obligated under the Convertible Notes to repay the Calico Loan in full on October 21, 2006. Interest accrues under the Convertible Notes at a simple interest rate of seven and one half percent (7.5%) per annum, payable monthly in arrears until the entire outstanding principal remaining unpaid becomes due, and at a rate of seventeen percent (17%) after default.

The Company granted the Calico Investors a security interest in all of the Company’s assets to secure the Company’s obligations under the Convertible Notes. This security interest is subject to the first priority security interest of Solidus.

At any time prior to the maturity date, the Convertible Notes may be converted wholly or partially into (a) shares of the Company’s common stock, at a conversion price of fifty cents ($0.50) per share, subject to a customary weighted-average anti-dilution adjustment or (b) securities of the type issued by the Company in connection with equity or equity-related financings above specified levels.

Pursuant to the Purchase Agreement, the Company agreed to provide the Calico Investors with financial and other information regarding the Company, and agreed to the following material covenants and obligations:

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•	As long as any of the Convertible Notes are outstanding the Company will not assume any indebtedness senior to the Convertible Notes, other than the Solidus Note.

•
The Company will not (a) dispose of substantially all its assets or relinquish control, except as contemplated by the Joint Venture Agreement with Solidus, or (b) merge with another entity unless the Company is the surviving entity and such merger does not allow for the transfer of fifty percent (50%) or more of the Company’s outstanding securities.

•	The Company will not repurchase or redeem any of its equity securities except pursuant to its existing agreements with Solidus.

Investor Rights Agreement

In connection with the issuance of the Convertible Notes and the Warrants, the Company also entered into an Investor Rights Agreement (the “IRA”) with the Calico Investors that granted Calico certain registration and participation rights. Pursuant to the IRA, the Company is obligated to file a registration statement with respect to the common stock underlying the Convertible Notes and the Warrants by June 5, 2006, and use its commercially reasonable best efforts to cause such registration to be effective by October 21, 2006. If the Company does not satisfy this obligation, then the exercise price of the Calico Warrant and the conversion price of the Calico Note will be reduced by $0.025 per share for each thirty (30) day period that the effectiveness of the registration statement is delayed; provided, however, that the such exercise price will not fall below $0.40 per share.

The Company also granted the Calico Investors the right to participate in any offerings by the Company of equity or equity-linked securities. This participation right allows the Calico Investors to buy any a portion of any such securities issued by the Company determined as the quotient of (a) the face value of the Calico Notes divided by (b) the price per share paid or proposed to be paid for the offered securities.

The Purchase Agreement, the form of Convertible Note, Security Agreement, form of Warrant, and the IRA are filed as exhibits to this Current Report on Form 8-K.

Intercreditor Agreement

On April 21, 2006, the Company, Solidus and the Calico Investors also entered into an Intercreditor and Subordination Agreement, whereby the Calico Investors agreed to subordinate all of their rights and remedies as junior lenders to the Company, to Solidus’ rights and remedies as the senior lender.

The Intercreditor Agreement is filed as an exhibit to this Current Report on Form 8-K.

Item 2.03(a) Creation of a Direct Financial Obligation.

During the period from April 21, 2006 through April 27, 2006, the Company became obligated on direct financial obligations to the Calico Investors in the amount of $750,000. For details regarding terms of payment and material terms of this direct financial obligation, see Item 1.01 above, which is incorporated herein by reference.

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Item 3.02(a) Unregistered Sales of Equity Securities.

During the period from April 21, 2006 through April 27, 2006, the Company issued the Convertible Notes and the Warrants to the Calico Investors and received gross proceeds in the amount of $750,000. For details regarding the issuance of the Convertible Notes and Warrants, see Item 1.01 above, which is incorporated herein by reference.

The foregoing securities were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, and, Regulation D promulgated thereunder.

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Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

10.1	Amendment to Amended and Restated Secured Promissory Note and Security Agreement, dated as of April 21, 2006, by and between Solidus Networks, Inc. and WinWin Gaming, Inc.

10.2	Secured Convertible Note and Warrant Purchase Agreement, dated as of April 21, 2006, by and between Calico Capital Group and WinWin Gaming, Inc.

10.3	Form of Secured Convertible Promissory Note

10.4	Security Agreement, dated as of April 21, 2006, by and between Calico Capital Group and WinWin Gaming, Inc.

10.5	Form of Warrant to Purchase Common Stock.

10.6	Investor Rights Agreement, dated as of April 21, 2006, by and between Calico Capital Group and WinWin Gaming, Inc.

10.7	Intercreditor and Subordination Agreement, dated as of April 21, 2006, by and among Calico Capital Group, Solidus Networks, Inc. and WinWin Gaming, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINWIN GAMING, INC.

Date: April 27, 2006	By:	/s/ Larry Goldman
Larry Goldman, Chief Financial Officer

Signature Page

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment to Amended and Restated Secured Promissory Note and Security Agreement, dated as of April 21, 2006, by and between Solidus Networks, Inc. and WinWin Gaming, Inc.

10.2	Secured Convertible Note and Warrant Purchase Agreement, dated as of April 21, 2006, by and between Calico Capital Group and WinWin Gaming, Inc.

10.3	Form of Secured Convertible Promissory Note

10.4	Security Agreement, dated as of April 21, 2006, by and between Calico Capital Group and WinWin Gaming, Inc.

10.5	Form of Warrant to Purchase Common Stock.

10.6	Investor Rights Agreement, dated as of April 21, 2006, by and between Calico Capital Group and WinWin Gaming, Inc.

10.7	Intercreditor and Subordination Agreement, dated as of April 21, 2006, by and among Calico Capital Group, Solidus Networks, Inc. and WinWin Gaming, Inc.